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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 4, 2002
                                                         ----------------


                           PENN NATIONAL GAMING, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       PENNSYLVANIA                     0-24206                  23-2234473
   ---------------------          -------------------        --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



              825 Berkshire Boulevard
                   Wyomissing, PA                               19610
  ------------------------------------------------     ----------------------
     (Address of Principal Executive Offices)          (Zip Code)


       Registrant"s telephone number, including area code: (610) 373-2400
                                                           ---------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1 Certain information that will be disclosed by the Company in a proposed public offering of common stock.

ITEM 9.  REGULATION FD DISCLOSURE.

         On February 4, 2002, we announced our plans to offer 3,500,000 shares of common stock in a public offering. Of the 3,500,000 shares to be sold in the offering, 2,500,000 are being offered by us and 1,000,000 shares are being offered by The Carlino Family Trust. Net proceeds to us from the offering will be used to repay indebtedness under our existing credit facility. We will not receive any proceeds from the offering by The Carlino Family Trust.

         In connection with the offering of the common stock, we anticipate disclosing to prospective purchasers of the common stock certain information. We have elected to provide certain of this information in this Current Report on Form 8-K as Exhibit 99.1 for informational purposes. None of the information contained in this Form 8-K or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

         We can not provide any assurance whether we will be able to complete the public offering of common stock. We presently expect to price the offering during the week of February 11, 2002.

         This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be lawful.

         This current report on Form 8-K, together with the information attached as an exhibit hereto, includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should" or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Specifically, forward-looking statements may include, among others, statements concerning:

         o our expectations of future results of operations or financial condition;
         o our expectations for our properties and the facility that we manage in Canada;
         o the timing, cost and expected impact on our market share and results of operations of our planned capital expenditures;

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         o        the timing of completion of our acquisition of Bullwhackers casino;
         o        the impact of our regional diversification;
         o our expectations with regard to further acquisitions and the integration of any companies we may acquire;
         o the outcome and financial impact of the litigation in which we are involved;
         o the actions of regulatory authorities with regard to our business and the impact of any such actions;
         o the expected effect of regulatory changes that we are pursuing; and
         o expectations of the continued availability of capital resources.

         Although we believe that the expectations reflected in such forward-looking statements are reasonable, they are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and, accordingly, we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation, risks related to the following:

         o        capital projects at our gaming and pari-mutuel facilities;
         o        the activities of our competitors;
         o        the existence of attractive acquisition candidates;
         o our ability to maintain regulatory approvals for our existing businesses and to receive regulatory approvals for our new businesses;
         o        our dependence on key personnel;
         o the maintenance of agreements with our horsemen and pari-mutuel clerks;
         o other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission;
         o the risk factors or uncertainties listed herein or in any document incorporated by reference herein or therein; and
         o other risks and uncertainties that have not been identified at this time.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus supplement, accompanying prospectus and the documents incorporated by reference may not occur.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENN NATIONAL GAMING, INC.
                                             (Registrant)


                                        By  \s\ Joseph A. Lashinger, Jr.
                                           ----------------------------------
                                           Joseph A. Lashinger, Jr.
                                           Vice President and General Counsel


Dated:  February 5, 2002

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                                  EXHIBIT INDEX

         Exhibit
         Number           Description
         ------           -----------

         99.1 Certain information that will be disclosed by the Company in a proposed public offering of common stock.